UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 18, 2009

BECKMAN COULTER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4300 N. Harbor Boulevard

Fullerton, California 92834-3100

(Address of principal executive offices) (Zip Code)

(714) 871-4848

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 18, 2009, Beckman Coulter, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $250,000,000 aggregate principal amount of the Company’s 6% Senior Notes due 2015 (the “2015 Notes”) and $250,000,000 aggregate principal amount of the Company’s 7% Senior Notes due 2019 (the “2019 Notes” and, together with the 2015 Notes, the “Notes”) in connection with the public offering of the Notes (the “Offering”). The Underwriting Agreement contains customary representations, warranties and agreements by the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

In the ordinary course of their respective businesses, the Underwriters or their affiliates have performed and may in the future perform certain commercial banking, investment banking and advisory services for the Company from time to time for which they have received and may receive in the future customary fees and expenses.

The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (the “Registration Statement”), filed by the Company with the Securities and Exchange Commission (the “Commission”). The Notes are governed by the terms of an Indenture, dated as of April 25, 2001, between the Company and Wells Fargo Bank, National Association, as successor trustee to Citibank, N.A., previously filed as an exhibit to the Registration Statement, as supplemented by a supplemental indenture, dated as of May 21, 2009 (the “Supplemental Indenture”), between the Company and the Trustee thereunder, establishing the terms of each series of Notes. The form of the Supplemental Indenture and the form of each series of Notes are filed as Exhibit 4.1, 4.2 and 4.3 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein and in the Registration Statement. The Notes are unsecured obligations of the Company. The Supplemental Indenture and Notes contain certain covenants, and provide for optional and mandatory redemption under certain circumstances. The terms of the Notes are described in the prospectus supplement of the Company, dated May 18, 2009, together with the related prospectus dated November 12, 2008, filed with the Commission under Rule 424(b)(2) on May 20, 2009.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 18, 2009, among the Company and the underwriters named therein.
4.1	Supplemental Indenture, dated as of May 21, 2009.
4.2	Form of 2015 Note (included in Exhibit 4.1 hereto).
4.3	Form of 2019 Note (included in Exhibit 4.1 hereto).
5.1	Opinion of Latham & Watkins LLP, dated May 21, 2009
23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2009

BECKMAN COULTER, INC.

By:	/s/ Patricia Stout
Name:	Patricia Stout
Title:	Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated May 18, 2009, among the Company and the underwriters named therein.
4.1	Supplemental Indenture, dated as of May 21, 2009.
4.2	Form of 2015 Note (included in Exhibit 4.1 hereto).
4.3	Form of 2019 Note (included in Exhibit 4.1 hereto).
5.1	Opinion of Latham & Watkins LLP, dated May 21, 2009
23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).